BLACKROCK FUNDSSM

BlackRock Infrastructure Sustainable Opportunities Fund

(the “Fund”)

Supplement dated December 5, 2023 to the Statement of Additional Information (“SAI”) of the Fund, dated September 28, 2023, as supplemented to date

Effective October 18, 2023, the following changes are made to the Fund’s SAI:

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

Nikhil Uppal, CFA and Balfe Morrison are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Nikhil Uppal, CFA	3 $495.59 Million	8 $779.86 Million	0 $0	0 $0	0 $0	0 $0
Balfe Morrison*	0 $0	0 $0	0 $0	0 $0	0 $0	0 $0

*	Information provided is as of September 30, 2023.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Nikhil Uppal’s compensation as of May 31, 2023 and Balfe Morrison’s compensation as of September 30, 2023.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

The last sentence of the second paragraph of the sub-section entitled “Other Compensation Benefits—Incentive Savings Plans” is deleted in its entirety and replaced with the following:

The portfolio managers are eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of May 31, 2023, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range
Nikhil Uppal, CFA	None
Balfe Morrison*	None

*	Information provided is as of September 30, 2023.

The last three sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

Shareholders should retain this Supplement for future reference.

SAI-ISO-1123SUP

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